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                                                                    EXHIBIT 99.2


                                    CONSENT


     The undersigned hereby consents, pursuant to Rule 438 under the Securities Act of 1933, as amended, to being named in the Registration Statement on Form S-3, File No. 333-40863, of Moog Inc. as about to become a director of Moog Inc., the Registrant.


                              /s/ Robert H. Maskrey
                              ------------------------
                              Name:  Robert H. Maskrey


Dated:  Dec. 31, 1997
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